EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the March 31, 2003 Quarterly Report of Pacific Sands, Inc. (the "Registrant") on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stan Paulus, Chief Executive Officer of the Registrant, certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on my knowledge:

     (i)  the  Report,  to which this  certification  is attached as an exhibit,
          fully  complies  with  the   requirements  of  Section  13(a)  of  the
          Securities Exchange Act of 1934 (15 U.S.C. 78m); and,

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: June 16, 2003                                 /s/ Stan Paulus
                                                     -----------------------
                                                     Stan Paulus
                                                     Chief Executive Officer